EXHIBIT 99.27

                            Agreement of Joint Filing

            Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.


            IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:   January 13, 2004

                                       MM COMPANIES, INC.


                                       By /s/ James A. Mitarotonda
                                         --------------------------------------
                                        Name:   James A. Mitarotonda
                                        Title:  President and Chief Executive
                                                Officer

                                       BARINGTON COMPANIES EQUITY PARTNERS, L.P.

                                       By: Barington Companies Investors,
                                           LLC, its general partner

                                       By /s/ James A. Mitarotonda
                                         --------------------------------------
                                        Name:   James Mitarotonda
                                        Title:  Manager

                                       RAMIUS SECURITIES, LLC

                                       By:  Ramius Capital Group, LLC, its
                                            managing member

                                       By /s/ Peter A. Cohen
                                         --------------------------------------
                                        Name:   Peter A. Cohen
                                        Title:  Authorized Signatory

                                       DOMROSE SONS PARTNERSHIP


                                       By /s/ James Mitarotonda
                                         --------------------------------------
                                        Name:   James Mitarotonda
                                        Title:  Partner

                                       RCG AMBROSE MASTER FUND LTD.


                                       By /s/ Peter A. Cohen
                                         --------------------------------------
                                        Name:   Peter A. Cohen
                                        Title:  Authorized Signatory


                                       RAMIUS MASTER FUND LTD.


                                       By /s/ Peter A. Cohen
                                         --------------------------------------
                                        Name:   Peter A. Cohen
                                        Title:  Authorized Signatory